UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): May 25, 2021

AGEAGLE AERIAL SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-36492	88-0422242
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

8833 E. 34th Street North
Wichita Kansas 67226

(Address Of Principal Executive Offices Including Zip Code)

Tel. No. (620) 325-6363

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former name or address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	UAVS	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company. ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On May 25, 2021, the Company entered into an at-the-market Sales Agreement (the “Sales Agreement”) with Stifel, Nicolaus & Company, Incorporated and Raymond James & Associates, Inc. as sales agents (the “Agents”), in connection with the offer and sale from time to time of shares of the Company’s common stock, having an aggregate offering price of up to $100,000,000 (the “ATM Shares”), through an at-the-market equity offering program (the “ATM Offering”).

The ATM Shares are being offered and sold pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-252801), which was filed with the Securities and Exchange Commission (the “SEC”) on February 5, 2021 and declared effective on May 6, 2021. A prospectus supplement relating to the ATM Offering was filed with the SEC on May 25, 2021.

Subject to the terms and conditions of the Sales Agreement, the Sales Agents will use reasonable efforts, consistent with its normal trading and sales practices and applicable law and regulations to sell ATM Shares from time to time based upon the Company’s instructions, including any price, time or size limits or other customary parameters or conditions the Company may impose.

Under the Sales Agreement, the Sales Agents may sell ATM Shares by any method permitted by law deemed to be an “at the market offering” as defined in Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations thereunder, including, without limitation, sales made by means of ordinary brokers’ transactions, directly on or through NYSE American LLC, on or through any other national securities exchange or facility thereof, a trading facility of a national securities association, an alternative trading system, or any other market venue, in the over-the-counter market, in privately negotiated transactions, to or through a market maker or a combination of any such methods. The Company agreed to pay the Sales Agents a commission equal to 3% of the gross proceeds from the sales of ATM Shares pursuant to the Sales Agreement.

The Sales Agreement contains customary representations and warranties and also contains customary indemnification obligations of the Company and the Sales Agents, including for liabilities under the Securities Act, other obligations of the parties and termination provisions.

The provisions of the Sales Agreement, including the representations and warranties contained therein, are not for the benefit of any party other than the parties to such agreement and are not intended as documents for investors and the public to obtain factual information about the current state of affairs of the parties to those documents and agreements. Rather, investors and the public should look to other disclosures contained in the Company’s filings with the SEC.

The foregoing summary of the terms of the Sales Agreement is subject to, and qualified in its entirety by reference to, the Sales Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of offers to buy any securities of the Company, and shall not constitute an offer, solicitation or sale of any security in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Item 7.01 Regulation FD

On May 25, 2021 the Company issued a press release announcing the execution of the Sale Agreement. The Press Release is attached hereto as Exhibit 99.1.

The information in this Item 7.01 and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01: Financial Statements and Exhibits.

Exhibit Number	Description
5.1	Opinion of Sherman & Howard L.L.C. (included in opinion of Sherman & Howard L.L.C.)
10.1	Sales Agreement among AgEagle Aerial Systems In., Stifel, Nicolaus & Company, Incorporated and Raymond James & Associates, Inc.
23.1	Consent of Sherman & Howard L.L.C. (included in opinion of Sherman & Howard L.L.C.)
99.1	Press Release, dated May 25, 2021
104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

MAY 28, 2021

AGEAGLE AERIAL SYSTEMS, INC.

By:	/s/ Nicole Fernandez McGovern
Name	Nicole Fernandez-McGovern
Title:	Chief Financial Officer (principal financial officer)